Exhibit 99.1

Joint Filer Information

Name of Joint Filer: Address: Relationship of Joint Filer to Issuer: Issuer Name and Ticker or Trading Symbol: Date of Earliest Transaction Required to be Reported (Month/Day/Year): Designated Filer:	ASP BB Investco LP c/o American Securities LLC 590 Madison Avenue, 38th Floor New York, NY 10022 10% Owner Blue Bird Corporation [BLBD] February 22, 2024 ASP BB Holdings LLC

Name of Joint Filer: Address: Relationship of Joint Filer to Issuer: Issuer Name and Ticker or Trading Symbol: Date of Earliest Transaction Required to be Reported (Month/Day/Year): Designated Filer:	American Securities Partners VII, L.P. c/o American Securities LLC 590 Madison Avenue, 38th Floor New York, NY 10022 10% Owner Blue Bird Corporation [BLBD] February 22, 2024 ASP BB Holdings LLC

Name of Joint Filer: Address: Relationship of Joint Filer to Issuer: Issuer Name and Ticker or Trading Symbol: Date of Earliest Transaction Required to be Reported (Month/Day/Year): Designated Filer:	American Securities Partners VII(B), L.P. c/o American Securities LLC 590 Madison Avenue, 38th Floor New York, NY 10022 10% Owner Blue Bird Corporation [BLBD] February 22, 2024 ASP BB Holdings LLC

Name of Joint Filer: Address: Relationship of Joint Filer to Issuer: Issuer Name and Ticker or Trading Symbol: Date of Earliest Transaction Required to be Reported (Month/Day/Year): Designated Filer:	American Securities Partners VII(C), L.P. c/o American Securities LLC 590 Madison Avenue, 38th Floor New York, NY 10022 10% Owner Blue Bird Corporation [BLBD] February 22, 2024 ASP BB Holdings LLC

Name of Joint Filer: Address: Relationship of Joint Filer to Issuer: Issuer Name and Ticker or Trading Symbol: Date of Earliest Transaction Required to be Reported (Month/Day/Year): Designated Filer:	American Securities Associates VII, LLC c/o American Securities LLC 590 Madison Avenue, 38th Floor New York, NY 10022 10% Owner Blue Bird Corporation [BLBD] February 22, 2024 ASP BB Holdings LLC

Name of Joint Filer: Address: Relationship of Joint Filer to Issuer: Issuer Name and Ticker or Trading Symbol: Date of Earliest Transaction Required to be Reported (Month/Day/Year): Designated Filer:	American Securities LLC 590 Madison Avenue, 38th Floor New York, NY 10022 10% Owner Blue Bird Corporation [BLBD] February 22, 2024 ASP BB Holdings LLC